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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)     APRIL 28, 2000
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                            TERREMARK WORLDWIDE, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



            0-22520                                     84-0873124
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    (Commission File Number)                 (IRS Employer Identification No.)




                              599 LEXINGTON AVENUE
                       44TH FLOOR NEW YORK, NEW YORK 10022
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (212) 319-9160
                                                   -----------------------------


                                   AMTEC, INC.
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          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 28, 2000, Terremark Holdings, Inc., a Florida corporation ("Terremark"), merged with and into AmTec, Inc., a Delaware corporation ("AmTec"). Pursuant to the merger agreement, dated as of November 24, 1999, as amended, AmTec was the surviving corporation, and its name has been changed to Terremark Worldwide, Inc. ("Terremark Worldwide").

         Deloitte & Touche LLP ("D&T") was the certifying accountant for AmTec. D&T was dismissed on the date the merger occurred, subject to completing the audit of AmTec as discussed below. Correspondingly, PricewaterhouseCoopers, LLP ("PwC") was engaged by Terremark Worldwide as its principal accountants to audit the Terremark Worldwide financial statements for the year ended March 31, 2001. The engagement of PwC was made effective April 28, 2000.

         The decision to change independent accountants was not recommended or approved by AmTec's board of directors or the audit committee of its board of directors. However, the decision to retain one independent accounting firm was made by the board of directors of Terremark Worldwide on April 28, 2000.

         D&T has been engaged to audit AmTec's March 31, 2000 financial statements. During AmTec's two most recent fiscal years ended March 31, 1999, there were no disagreements between management and D&T on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have cause D&T to make reference to the subject matter of the disagreement in connection with its report. In addition, the financial statements of AmTec for such periods contained no adverse opinion or disclaimers of opinion, and were not qualified or modified in any way. Also, during this same period there were no reportable events as defined or listed in Item 304 of Regulation S-K.

         D&T has furnished the registrant with a letter, filed herewith as
Exhibit 16, expressing its agreement with the representations made in this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits


     Exhibit
      Number                               Description
      ------                               -----------
        16         Letter re:  Change in certifying accountant (filed herewith).





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TERREMARK WORLDWIDE, INC.



Dated:  May 3, 2000               By: /s/ Manuel D. Medina
                                      ------------------------------------------
                                      Name: Manuel D. Medina
                                      Its: Chairman and Chief Executive Officer








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